UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2025

Bleichroeder Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42392	98-1797826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, Fl 47
New York, NY 10105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 212-984-3835

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	BACQU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BACQ	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth (1/10) of one Class A ordinary share	BACQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Financial Officer Resignation

On April 4, 2025, Robert Folino notified the board of directors (the “Board”) of Bleichroeder Acquisition Corp. I (the “Company”) of his resignation as Chief Financial Officer of the Company, effective on May 7, 2025.

Appointment of Marcello Padula as Chief Financial Officer

On April 10, 2025, the Board appointed Marcello Padula to serve as the Chief Financial Officer of the Company, effective on May 7, 2025.

Mr. Padula, age 32, has 10 years of financial services experience. From July 2019 to November 2024, Mr. Padula served as Investment Banking Associate and Investment Banking Vice President at BofA Securities, Inc. within the Consumer & Retail Practice where he executed multiple capital markets and mergers and acquisitions transactions. During his over 5 years of investment banking experience, Mr. Padula has executed over $25 Billion in transaction value for clients. Prior to that, Mr. Padula worked as an Capital Markets Analyst at Proskauer Rose in their capital markets practice from March 2018 to June 2019 and as an Associate at Morgan Stanely from February 2015 to March 2018. Mr. Padula holds a Bachelor of Science degree in Chemistry from Loyola University Maryland.

There are no arrangements or understandings between Mr. Padula and any other persons pursuant to which he was selected as an officer of the Company. There are also no family relationships between Mr. Padula and any director or executive officer of the Company, and Mr. Padula does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Audit Committee Chair Change

On April 10, 2025, the Board appointed Kathy Savitt as the Chair of the Audit Committee of the Company. Ms. Savitt has been serving as a member of the Board and the Audit Committee of the Company since November 2024. Nazim Cetin resigned as the Chair of the Audit Committee effective April 8, 2025, but will continue to serve as a member of the Audit Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLEICHROEDER ACQUISITION CORP. I

Date: April 10, 2025	By:	/s/ Andrew Gundlach
Name: Andrew Gundlach
Title: Chief Executive Officer